UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

GAS NATURAL INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-34585

Ohio (State of Incorporation)	27-3003768 (IRS Employer Identification No.)

Gregory J. Osborne

1375 East Ninth Street, Suite 3100

Cleveland, Ohio 44114

(Address of principal executive offices) (zip code)

800-570-5688

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed on October 11, 2016 in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Gas Natural Inc. (the “Company”), the Company is party to an Agreement and Plan of Merger, dated as of October 8, 2016 (the “Merger Agreement”), by and among the Company, FR Bison Holdings, Inc. (“Parent”) and FR Bison Merger Sub, Inc. (“Merger Sub”), pursuant to which, on August 4, 2017 (the “Closing Date”), Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

On the Closing Date, Parent completed the acquisition of the Company through the Merger. At the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (other than shares of the Company’s common stock (i) owned by the Company as treasury stock or by any direct or indirect wholly owned subsidiary of the Company, (ii) owned by Parent or Merger Sub or by any direct or indirect wholly owned subsidiary of Parent or Merger Sub, or (iii) held by any shareholder who properly exercised appraisal rights pursuant to the applicable provisions of the General Corporation Law of the State of Ohio) was converted into the right to receive $13.10 in cash, without interest (the “Merger Consideration”).

The aggregate cash consideration paid in the Merger to the Company’s shareholders was approximately $137,808,436.80.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 11, 2016, and is incorporated by reference into this Item 2.01.

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

In connection with the closing of the Merger as described in Item 2.01 above, the Company requested that the NYSE American delist its common stock. As a result, trading of the Company’s common stock, which previously traded under the ticker symbol “EGAS” on the NYSE American, was suspended prior to the opening of the NYSE American on August 4, 2017. The Company also requested the NYSE American file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of its Common Stock from the NYSE American and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K are incorporated by reference herein.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the shares of the Company’s common stock were converted into the right to receive the Merger Consideration. At the closing of the Merger, the Company’s shareholders immediately prior to the closing of the Merger ceased to have any rights as Company shareholders other than the right to receive the Merger Consideration.

Subject to the terms and conditions of the Merger Agreement, each outstanding Company restricted share that was outstanding immediately prior to the Effective Time was vested and no longer subject to restrictions as of the Effective Time, and was canceled and converted into, and constituted the right to receive the Merger Consideration, without interest.

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became a wholly-owned subsidiary of Parent.

The source of the funds for the Merger Consideration was common equity contributions by investment funds affiliated with BlackRock, Inc.

On August 4, 2017, in accordance with the terms of the Merger Agreement (and not because of any disagreement with the Company), the directors of Merger Sub, Matthew Raben and Ryan Shockley, became directors of the Company, replacing the directors of the Company serving as such immediately prior to the effective time of the Merger. Immediately following the Merger, Mark Florian, David Cerotzke and Gregory Osborne were appointed as directors of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Replacement of Directors

The information in connection with the replacement of directors set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the Merger, the Company’s articles of incorporation were amended and restated in accordance with the terms of the Merger Agreement (the “Amended and Restated Articles of Incorporation”). In addition, at the effective time of the Merger, Merger Sub’s code of regulations, as in effect immediately prior to the Merger, were made the code of regulations of the Company (the “Third Amended and Restated Code of Regulations”).

Copies of the Amended and Restated Articles of Incorporation and the Third Amended and Restated Code of Regulations are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference into this Item 5.03.

Item 8.01 Other events

In connection with the closing of the Merger as discussed in Item 2.01 above, the Company issued a press release on August 4, 2017.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 8, 2016, by and among Gas Natural Inc., FR Bison Holdings, Inc. and FR Bison Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Gas Natural Inc. on October 11, 2016).

3.1	Amended and Restated Articles of Incorporation of Gas Natural Inc.

3.2	Third Amended and Restated Code of Regulations of Gas Natural Inc.

99.1	Press Release, dated August 4, 2017

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2017

GAS NATURAL INC.

By:	/s/ Gregory J. Osborne
Gregory J. Osborne
Chief Executive Officer & President

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 8, 2016, by and among Gas Natural Inc., FR Bison Holdings, Inc. and FR Bison Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Gas Natural Inc. on October 11, 2016).
3.1	Amended and Restated Articles of Incorporation of Gas Natural Inc.
3.2	Third Amended and Restated Code of Regulations of Gas Natural Inc.
99.1	Press Release, dated August 4, 2017